   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 10, 1999.


                                                      REGISTRATION NO. 333-52117
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     ------


                         PRE-EFFECTIVE AMENDMENT NO. 7
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                     ------

              AMERICA FIRST REAL ESTATE INVESTMENT PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                  6513                                 39-1965590
            (State or other                   (Primary Standard Industrial        (I.R.S. Employer Identification No.)
     jurisdiction of organization)               Classification Number)

                         1004 FARNAM STREET, SUITE 400
                             OMAHA, NEBRASKA 68102
                                 (402) 444-1630
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               MICHAEL B. YANNEY
                         1004 FARNAM STREET, SUITE 400
                             OMAHA, NEBRASKA 68102
                                 (402) 444-1630
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    -------

                                WITH COPIES TO:
                              PAUL E. BELITZ, ESQ.
                                   Kutak Rock
                          717 17th Street, Suite 2900
                             Denver, Colorado 80202
                                     ------

    APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE AND AFTER CONDITIONS IN THE MERGER AGREEMENT HAVE BEEN SATISFIED.
                                     ------

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering / /

    If this Form is post-effective amendment filed pursuant to
Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
                                     ------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8 OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8, MAY DETERMINE.

                                    PART II
                 INFORMATION NOT REQUIRED IN PROSPECTUS/CONSENT
                             SOLICITATION STATEMENT

ITEM 20. INDEMNIFICATION

    The Delaware Revised Uniform Limited Partnership Act provides that a limited partnership may indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever, subject to any limitations contained in its limited partnership agreement. The company's limited partnership agreement provides generally that the general partner is indemnified from losses, liabilities or damages relating to acts performed or omitted to be performed in good faith and in the best interests of the company, provided the conduct did not constitute fraud, gross negligence, willful misconduct, breach of a fiduciary duty or a breach of obligations under the company's limited partnership agreement. Such indemnification also includes expenses and attorney's fees, which expenses and fees may be advanced as incurred.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (a) The following is a complete list of exhibits filed as part of the Registration Statement. For electronic filing purposes only, this registration statement contains Exhibit 27.1, the Financial Data Schedule. Exhibit numbers correspond to the numbers in the Exhibit Table of Item 601 of Regulation S-K.

EXHIBIT NO.                                                 DESCRIPTION
-------------  -----------------------------------------------------------------------------------------------------

       2.01    Form of Agreement and Plan of Merger to be entered into by and among the partnerships and the company is incorporated herein by reference to Appendix A to the Prospectus/ Consent Solicitation Statement.

       3.01    Certificate of Limited Partnership of the company.(1)

       3.02    Limited Partnership Agreement of the company.(1)

       3.03    Form of Amended and Restated Limited Partnership Agreement of the company is incorporated herein by reference to Appendix D to the Prospectus/Consent Solicitation Statement.

       3.04    Limited Partnership Agreement and Amended Certificate of Limited Partnership of Capital Source
               L.P.(1)

       3.05    Limited Partnership Agreement and Amended Certificate of Limited Partnership of Capital Source II
               L.P.-A.(1)

       3.06    Amended Certificate of Limited Partnership of Capital Source L.P.(1)

       3.07    Amended Certificate of Limited Partnership of Capital Source II L.P.-A(1)

       3.08    Amendment to Limited Partnership Agreement of Capital Source L.P.(1)

       3.09    Amendment to Limited Partnership Agreement of Capital Source II L.P.-A.(1)

       4.01    The Certificate of Limited Partnership and Amended and Restated Agreement of Limited Partnership of
               the company included as Exhibits 3.01 and 3.03 are incorporated herein by reference.

       4.02    Form of indenture between the company and the trustee relating to the notes being registered pursuant to this Registration Statement, including the form of Variable Rate Junior Notes Callable On or After the Date of Issuance and the form of promissory notes.(1)

       4.03    Form of Units Certificate of the company.(1)

EXHIBIT NO.                                                 DESCRIPTION
  ---------    -----------------------------------------------------------------------------------------------------
       4.04    Form of Variable Rate Junior Notes Callable On or After the Date of Issuance and Promissory Notes of
               the company are included in Exhibit 4.02.

       5.01    Opinion of Kutak Rock as to the legality of the units and the validity of the notes.(1)

       8.01    Opinion of Kutak Rock as to certain tax matters.(1)

      12.01    Ratio of Earnings to Fixed Charges.(1)

      23.01    Consents of Independent Accountants.(1)

      23.02    Consent of Kutak Rock (included in Exhibits 5.01 and 8.01).

      23.03    Consent of Valuation Research Corporation to being named in the Registration Statement.(1)

      23.04    Consent of Sutro & Co., Inc. to being named in the Registration Statement.(1)

      24.01    The Power of Attorney, included on Page II-4 of the Registration Statement filed on July 21, 1999, is incorporated herein by reference.

      25.01    Statement of Eligibility of Trustee.(1)

      27.01    Financial Data Schedule of the Company.(1)

      99.01    Market Value Report of Valuation Research Corporation.(1)

      99.02    Form of consent card for Capital Source I and Capital Source II.(1)

      99.03    The Fairness Opinion of Sutro & Co., Inc. is incorporated herein by reference from Appendix B to the
               Prospectus/Consent Solicitation Statement.

      99.04    Solicitation Materials.(2)


------------

(1) Previously filed.

(2) Filed herewith.

        (b) Not Applicable.

        (c) The Fairness Opinion of Sutro & Co., Inc. is included as Appendix B to the Prospectus/ Consent Solicitation Statement. The Market Value Report of Valuation Research Corporation is included as Exhibit 99.01 to this Registration Statement.

ITEM 22. UNDERTAKINGS

    A.  The Company hereby undertakes the following:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

           (a) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

           (b) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

           (c) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    B. (1) The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2) The undersigned Registrant undertakes that every prospectus
    (i) that is filed pursuant to paragraph (1) immediately preceding, or
    (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

    D. The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Prospectus/Consent Solicitation Statement pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this Registration Statement through the date of responding to the request.

    E. The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 7 to the Form S-4 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on November 10, 1999.


                                AMERICA FIRST REAL ESTATE INVESTMENT
                                PARTNERS, L.P.
                                By: America First Capital Source I L.L.C.,
                                general partner
                                   By: America First Companies L.L.C., sole
                                member By: /s/ MICHAEL B. YANNEY
                                          -------------------------------------
                                          Michael B. Yanney,
                                          CHIEF EXECUTIVE OFFICER, PRESIDENT
                                       AND CHAIRMAN OF THE BOARD OF MANAGERS

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

    /s/ MICHAEL B. YANNEY       Chief Executive Officer,     November 10, 1999
------------------------------    President and Chairman
      Michael B. Yanney           of the Board of Managers
                                  of America First
                                  Companies L.L.C.

             ***                Chief Financial Officer,     November 10, 1999
------------------------------    Principal Accounting
       Michael Thesing            Officer, Secretary,
                                  Treasurer, and Manager
                                  of America First
                                  Companies L.L.C.

             ***                Manager of America First     November 10, 1999
------------------------------    Companies L.L.C.
     Martin A. Massengale

             ***                Manager of America First     November 10, 1999
------------------------------    Companies L.L.C.
          Alan Baer

             ***                Manager of America First     November 10, 1999
------------------------------    Companies L.L.C.
     Gail Walling Yanney

             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

             ***                Manager of America First     November 10, 1999
------------------------------    Companies L.L.C.
      Mariann Byerwalter


------------

***By:   /s/ MICHAEL B. YANNEY
      -------------------------
         Michael B. Yanney,
         AS ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


EXHIBIT NO.                                                 DESCRIPTION
-------------  -----------------------------------------------------------------------------------------------------
       2.01    Form of Agreement and Plan of Merger to be entered into by and among the partnerships and the company is incorporated herein by reference to Appendix A to the Prospectus/ Consent Solicitation Statement.
       3.01    Certificate of Limited Partnership of the company.(1)
       3.02    Limited Partnership Agreement of the company.(1)
       3.03    Form of Amended and Restated Limited Partnership Agreement of the company is incorporated herein by reference to Appendix D to the Prospectus/Consent Solicitation Statement.
       3.04    Limited Partnership Agreement and Amended Certificate of Limited Partnership of Capital Source
               L.P.(1)
       3.05    Limited Partnership Agreement and Amended Certificate of Limited Partnership of Capital Source II
               L.P.-A.(1)
       3.06    Amended Certificate of Limited Partnership of Capital Source L.P.(1)
       3.07    Amended Certificate of Limited Partnership of Capital Source II L.P.-A(1)
       3.08    Amendment to Limited Partnership Agreement of Capital Source L.P.(1)
       3.09    Amendment to Limited Partnership Agreement of Capital Source II L.P.-A.(1)
       4.01    The Certificate of Limited Partnership and Amended and Restated Agreement of Limited Partnership of
               the company included as Exhibits 3.01 and 3.03 are incorporated herein by reference.
       4.02    Form of indenture between the company and the trustee relating to the notes being registered pursuant to this Registration Statement, including the form of Variable Rate Junior Notes Callable On or After the Date of Issuance and the form of promissory notes.(1)
       4.03    Form of Units Certificate of the company.(1)
       4.04    Form of Variable Rate Junior Notes Callable On or After the Date of Issuance and Promissory Notes of
               the company are included in Exhibit 4.02.
       5.01    Opinion of Kutak Rock as to the legality of the units and the validity of the notes.(1)
       8.01    Opinion of Kutak Rock as to certain tax matters.(1)
      12.01    Ratio of Earnings to Fixed Charges.(1)
      23.01    Consents of Independent Accountants.(1)
      23.02    Consent of Kutak Rock (included in Exhibits 5.01 and 8.01).
      23.03    Consent of Valuation Research Corporation to being named in the Registration Statement.(1)
      23.04    Consent of Sutro & Co., Inc. to being named in the Registration Statement.(1)
      24.01    The Power of Attorney, included on Page II-4 of the Registration Statement filed on July 21, 1999, is incorporated herein by reference.
      25.01    Statement of Eligibility of Trustee.(1)
      27.01    Financial Data Schedule of the Company.(1)
      99.01    Market Value Report of Valuation Research Corporation.(1)
      99.02    Form of consent card for Capital Source I and Capital Source II.(1)
      99.03    The Fairness Opinion of Sutro & Co., Inc. is incorporated herein by reference from Appendix B to the
               Prospectus/Consent Solicitation Statement.
      99.04    Solicitation Materials.(2)


------------

(1) Previously filed.

(2) Filed herewith.